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Exhibit 10.1

AMENDMENT NO. 4 AND WAIVER TO THIRD AMENDED AND
RESTATED CREDIT AND GUARANTY AGREEMENT

        AMENDMENT NO. 4 AND WAIVER, dated as of August 24, 2005 (this "Amendment"), to the Third Amended and Restated Credit and Guaranty Agreement, dated as of February 25, 2005 (as in effect immediately prior to the effectiveness of this Amendment, the "DIP Credit Agreement"), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, CITIGROUP GLOBAL MARKETS INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and CITIGROUP GLOBAL MARKETS INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP NORTH AMERICA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H:

        WHEREAS, the parties hereto desire to waive and amend certain provisions of the DIP Credit Agreement as set forth herein;

        NOW, THEREFORE, the parties hereto agree as follows:

        Section 1.    Definitions; References.    Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

        Section 2.    Amendments to Certain Definitions.

        (a)   Clause (i) of the definition of "EBITDA" contained in Section 1.01 of the DIP Credit Agreement is hereby amended by (x) deleting the word "and" at the end of clause (F) thereof and replacing it with a comma and (y) adding the following new clauses (G), (H) and (I) at the end of clause (F) thereof:

          "(G) the aggregate amount of any impairment charges recorded by any Loan Party during such period in respect of the write-down by any Loan Party of the carrying value of any indefinite lived intangible assets during such period, including, without limitation, the write-down by any Loan Party of the carrying value of goodwill and/or franchise rights during such period, made in connection with the evaluation of the carrying value of any such indefinite lived intangible assets in accordance with Statement of Financial Accounting Standards No. 142, Statement of Financial Accounting Standards No. 144 or other applicable financial accounting standards, (H) the aggregate amount of any losses incurred or charges recorded by any Loan Party during such period in connection with the transfer of any assets or properties by such Loan Party to any member of the Rigas Family or any affiliated entity or the write-off or write-down of any accounts or notes receivables by such Loan Party or any similar transaction or event, in each case, in connection with the consummation of the transactions contemplated by that certain Adelphia-Rigas Settlement Agreement, entered into as of April 25, 2005, by and among the Parent (on behalf of itself and its subsidiaries), the Rigas Family (as such term is defined therein) and Peter L. Venetis (the "Adelphia-Rigas Settlement Agreement") and (I) the aggregate amount of any losses incurred or charges recorded by any Loan Party during such period in connection with the consummation of the transactions contemplated by that certain Interest Acquisition Agreement, made as of June 3, 2005, by and among ML Media Partners, L.P., Century Communications Corporation, Century-ML

  Cable Venture, Century ML Cable Corp. and San Juan Cable, LLC (as in effect on the date of the effectiveness of Amendment No. 4 and Waiver to this Agreement, the "Puerto Rico Sale Agreement") or any Related Agreement (as defined in the Puerto Rico Sale Agreement)".

        (b)   Clause (ii) of the definition of "EBITDA" contained in Section 1.01 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(ii) without duplication and to the extent included in determining such consolidated net income for such period, the sum of (A) any extraordinary gains for such period, (B) the aggregate amount of any gain recorded by any Loan Party during such period in connection with the transfer by any member of the Rigas Family or any affiliated entity to such Loan Party of any assets or properties (including securities of the Parent or any subsidiary thereof) in connection with the consummation of the transactions contemplated by the Adelphia-Rigas Settlement Agreement, and (C) the aggregate amount of any gain recorded by any Loan Party during such period in connection with the consummation of the transactions contemplated by the Puerto Rico Sale Agreement or any Related Agreement, all determined on a consolidated basis in accordance with GAAP (except as otherwise provided in this definition)."

        (c)   Clause (i) of the definition of "EBITDAR" contained in Section 1.01 of the DIP Credit Agreement is hereby amended by (x) deleting the word "and" at the end of clause (J) thereof and replacing it with a comma and (y) adding the following new clauses (K), (L) and (M) at the end of clause (J) thereof:

          "(K) the aggregate amount of any impairment charges recorded by any Loan Party in such Borrower Group during such period in respect of the write-down by any such Loan Party of the carrying value of any indefinite lived intangible assets during such period, including, without limitation, the write-down by any such Loan Party of the carrying value of goodwill and/or franchise rights during such period, made in connection with the evaluation of the carrying value of any such indefinite lived intangible assets in accordance with Statement of Financial Accounting Standards No. 142, Statement of Financial Accounting Standards No. 144 or other applicable financial accounting standards, (L) the aggregate amount of any losses incurred or charges recorded by any Loan Party in such Borrower Group during such period in connection with the transfer of any assets or properties by any such Loan Party to any member of the Rigas Family or any affiliated entity or the write-off or write-down of any accounts or notes receivables by any such Loan Party or any similar transaction or event, in each case, in connection with the consummation of the transactions contemplated by the Adelphia-Rigas Settlement Agreement and (M) the aggregate amount of any losses incurred or charges recorded by any Loan Party in such Borrower Group during such period in connection with the consummation of the transactions contemplated by the Puerto Rico Sale Agreement or any Related Agreement".

        (d)   Clause (ii) of the definition of "EBITDAR" contained in Section 1.01 of the DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          "(ii) without duplication and to the extent included in determining such consolidated net income for such period, the sum of (A) any extraordinary gains recorded by any Loan Party in such Borrower Group for such period, (B) the aggregate amount of any gain recorded by any Loan Party in such Borrower Group during such period in connection with the transfer by any member of the Rigas Family or any affiliated entity to any such Loan Party of any assets or properties (including securities of the Parent or any subsidiary thereof) in connection with the consummation of the transactions contemplated by the Adelphia-Rigas Settlement Agreement and (C) the aggregate amount of any gain recorded by any Loan Party in such Borrower Group during such period in connection with the consummation of the transactions contemplated by the Puerto Rico Sale Agreement or any Related Agreement, all determined on a consolidated basis in accordance with GAAP (except as otherwise provided in this definition)."

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        Section 3.    Amendment to Section 2.14(a)(i)(y) of DIP Credit Agreement.    Section 2.14(a)(i)(y) of the DIP Credit Agreement is hereby amended by (x) deleting the semi-colon and the word "and" at the end of such Section and (y) replacing the foregoing with the following language:

          ", and provided further, that the parties hereto acknowledge and agree that the terms and conditions set forth in Section 2.14 of this Agreement, including the terms and conditions set forth in this Section 2.14(a)(i)(y), shall be applicable upon the receipt of any Net Proceeds by any Loan Party in the Borrower Group designated as the "Seven B" Borrower Group on Annex B hereto (the "Seven B Borrower Group") in respect of the consummation of the transactions contemplated by the Puerto Rico Sale Agreement or any Related Agreement, it being agreed that (A) a Loan Party in the Seven B Borrower Group shall be deemed to have received Net Proceeds in respect of such transactions as and when proceeds are actually paid to any such Loan Party from the escrow account established in accordance with the terms of the Sellers Escrow Agreement (as defined in the Puerto Rico Sale Agreement), and (B) notwithstanding anything contained in this Section 2.14(a)(i)(y) to the contrary, in no event shall the Borrowing Limit of the Borrower in the Seven B Borrower Group be reduced to an amount less than $10,000,000 as a result of the consummation of the transactions contemplated by the Puerto Rico Sale Agreement and the Related Agreements; and".

        Section 4.    Extended Time Period for Delivery of Certain Financial Statements.    Section 5.01(a) of the DIP Credit Agreement is hereby amended to replace the parenthetical phrase "(but, in the case of the 2004 fiscal year, (1) with respect to the financial statements required to be delivered pursuant to clause (x) immediately below, no later than August 31, 2005, and (2) with respect to the financial statements required to be delivered pursuant to clause (y) immediately below, no later than September 30, 2005)," contained in the second, third and fourth lines of said Section 5.01(a) with the following parenthetical phrase:

          "(but, in the case of the 2004 fiscal year, (1) with respect to the financial statements required to be delivered pursuant to clause (x) immediately below, no later than October 31, 2005, and (2) with respect to the financial statements required to be delivered pursuant to clause (y) immediately below, no later than November 30, 2005),"

        Section 5.    Waiver of Terms Contained in Section 6.01 of DIP Credit Agreement.    Each DIP Lender hereby waives any Default or Event of Default arising under Sections 6.01 and 7.01(c) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of the incurrence, creation, assumption or suffering to exist of any Lien on any asset of any Loan Party, including cash, in accordance with the terms and conditions set forth in the Puerto Rico Sale Agreement (as such term is defined in Section 2.14(a)(i)(y) of the DIP Credit Agreement, as amended by Amendment No. 4 and Waiver thereto) or any Related Agreement, including the Sellers Escrow Agreement (as each such capitalized term is defined in the Puerto Rico Sale Agreement).

        Section 6.    Amendment to Section 6.10 of DIP Credit Agreement.    Section 6.10(a)(vi) of the DIP Credit Agreement is hereby amended be deleting the reference to "$10,000,000" contained therein and replacing such reference with "$15,000,000."

        Section 7.    Waiver of Asset Sale Basket in Section 6.11(iv) of the DIP Credit Agreement.    Each DIP Lender hereby waives any Default or Event of Default arising under Sections 6.11(iv) and 7.01(c) of the DIP Credit Agreement, solely to the extent that any such Default or Event of Default arises out of the sale, transfer or other disposition of any assets or other property, including joint venture interests, by any Loan Party effected in accordance with the terms and conditions set forth in the Puerto Rico Sale Agreement (as such term is defined in Section 2.14(a)(i)(y) of the DIP Credit Agreement, as amended by Amendment No. 4 and Waiver thereto) or any Related Agreement (as defined in the Puerto Rico Sale Agreement). In furtherance of the foregoing, each DIP Lender hereby acknowledges and agrees that the fair market value of any assets or other property, including joint venture interests,

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sold, transferred or otherwise disposed of by any Loan Party in accordance with the terms and conditions set forth in the Puerto Rico Sale Agreement or any Related Agreement, shall not count against or otherwise reduce the aggregate dollar amount of asset sales or other dispositions that the Loan Parties are permitted to consummate under Section 6.11(iv) of the DIP Credit Agreement without obtaining the prior written consent of the requisite number of DIP Lenders.

        Section 8.    GOVERNING LAW.    THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

        Section 9.    Counterparts; Effectiveness.    This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders. Subject to the foregoing, this Amendment shall be deemed effective in the case of any party as to which an executed counterpart shall not have been received, if the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

JPMORGAN CHASE BANK, N.A., as Administrative Agent and Lender

By:	/s/ WILLIAM A. AUSTIN Name: William A. Austin Title: Vice President

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CITICORP NORTH AMERICA, INC.

By:	Name: Title:

WACHOVIA BANK, N.A.

By:	/s/ HELEN F. WESSLING Name: Helen F. Wessling Title: Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ STEPHEN C. LEVI Name: Stephen C. Levi Title: Director

BANK OF AMERICA, N.A.

By:	/s/ WILLAIM E. LIVINGSTONE, IV Name: William E. Livingstone, IV Title: Senior Vice President

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ CHRISTOPHER COX Name: Christopher Cox Title: Duly Authorized Signatory

CREDIT SUISSE, CAYMAN ISLANDS BRANCH (Formerly known as Credit First Boston, acting through its Cayman Islands Branch)

By:	/s/ DIDIER SAFFER Name: Didier Saffer Title: Director

By:	/s/ MEGAN KANE Name: Megan Kane Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH

By:	Name: Title:

By:	Name: Title:

THE FOOTHILL GROUP, INC.

By:	/s/ SEAN DIXON Name: Sean Dixon Title: Vice President

CALYON NEW YORK BRANCH

By:	Name: Title:

By:	Name: Title:

BANK OF MONTREAL

By:	Name: Title:

BAYERISCHE HYPO- und VEREINSBANK AG, NEW YORK BRANCH

By:	Name: Title:

By:	Name: Title:
CIT LENDING SERVICES CORPORATION

By:	/s/ SCOTT P. PLUSHRY Name: Scott P. Plushry Title: VP-Directors, Portfolio Mgr

NAME OF LENDER:	Foothill Income Trust, L.P. By: FIT GP LLC, its General Partner

By:	/s/ SEAN DIXON Name: Sean Dixon Title: Managing Director
GRAYSON & CO.
By:	Boston Management and Research, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
SENIOR DEBT PORTFOLIO
By:	Boston Management and Research, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
EATON VANCE VT FLOATING-RATE INCOME FUND
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
EATON VANCE SENIOR INCOME TRUST
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
EATON VANCE FLOATING-RATE INCOME FUND
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
EATON VANCE LIMITED DURATION INCOME FUND
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President

TOLLI & CO.
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
EATON VANCE CDO III, LTD.
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
CONSTANTINUS EATON VANCE CDO V, LTD.
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
EATON VANCE CDO VI LTD.
By:	Eaton Vance Management, as Investment Advisor
By:	/s/ MICHAEL B. BOTTHOF Name: Michael B. Botthof Title: Vice President
LCM II LIMITED PARTNERSHIP
By:	Lyon Capital Management LLC, as Collateral Manager
By:	/s/ ALEXANDER B. KENNA Name: Alexander B. Kenna Title: Portfolio Manager

LCM III LTD.
By:	Lyon Capital Management LLC, as Collateral Manager
By:	/s/ ALEXANDER B. KENNA Name: Alexander B. Kenna Title: Portfolio Manager
LCM IV LTD.
By:	Lyon Capital Management LLC, as Collateral Manager
By:	/s/ ALEXANDER B. KENNA Name: Alexander B. Kenna Title: Portfolio Manager
HIGHLAND FLOATING RATE LIMITED LIABILITY COMPANY
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., its Investment Advisor
By:	/s/ JOE DOUGHERTY Name: Joe Dougherty Title: Senior Vice President
HIGHLAND FLOATING RATE ADVANTAGE FUND
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., its Investment Advisor
By:	/s/ JOE DOUGHERTY Name: Joe Dougherty Title: Senior Vice President

FIRST TRUST/HIGHLAND CAPITAL FLOATING RATE INCOME FUND
By:	Highland Capital Management, L.P., its Sub-Advisor
By:	Strand Advisors, Inc., its General Partner
By:	/s/ JOE DOUGHERTY Name: Joe Dougherty Title: Senior Vice President
PIONEER FLOATING RATE TRUST
By:	Highland Capital Management, L.P., its Sub-Advisor
By:	Strand Advisors, Inc., its General Partner
By:	/s/ JOE DOUGHERTY Name: Joe Dougherty Title: Senior Vice President
SOUTHFORK CLO LTD.
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., its General Partner
By:	/s/ CHAD SCHRAMEK Name: Chad Schramek Title: Assistant Treasurer
PAM CAPITAL FUNDING L.P.
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., its General Partner
By:	/s/ CHAD SCHRAMEK Name: Chad Schramek Title: Assistant Treasurer

HIGHLAND LEGACY LIMITED
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., its General Partner
By:	/s/ CHAD SCHRAMEK Name: Chad Schramek Title: Assistant Treasurer
LOAN FUNDING IV LLC
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., its General Partner
By:	/s/ CHAD SCHRAMEK Name: Chad Schramek Title: Assistant Treasurer
LOAN FUNDING VII LLC
By:	Highland Capital Management, L.P., as Collateral Manager
By:	Strand Advisors, Inc., its General Partner
By:	/s/ CHAD SCHRAMEK Name: Chad Schramek Title: Assistant Treasurer
FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO
By:	/s/ MARK OSTERHELD Name: Mark Osterheld Title: Assistant Treasurer
FIDELITY ADVISOR SERIES II: FIDELITY FLOATING RATE INCOME FUND
By:	/s/ MARK OSTERHELD Name: Mark Osterheld Title: Assistant Treasurer

BALLYROCK CLO III LIMITED
By:	Ballyrock Investment Advisors, LLC, as Collateral Manager
By:	/s/ LISA HYMUT Name: Lisa Hymut Title: Authorized Signatory
PROTECTIVE LIFE INSURANCE COMPANY
By:	/s/ DIANE S. GRISWOLD Name: Diane S. Griswold Title: AVP

LOAN PARTIES:
ACC CABLE COMMUNICATIONS FL-VA, LLC
By:	ACC Cable Holdings VA, Inc., its sole member
ACC CABLE HOLDINGS VA, INC.
ACC HOLDINGS II, LLC
By:	ACC Operations, Inc., its sole member
ACC INVESTMENT HOLDINGS, INC.
ACC OPERATIONS, INC.
ACC TELECOMMUNICATIONS HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
ACC TELECOMMUNICATIONS OF VIRGINIA LLC
By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member
ACC-AMN HOLDINGS LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.
ADELPHIA BLAIRSVILLE, LLC
By:	Century Communications Corp., its sole member
ADELPHIA CABLE PARTNERS, L.P.
By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION ASSOCIATES, L.P.
By:	Chelsea Communications, Inc., its general partner
ADELPHIA CABLEVISION CORP.
ADELPHIA CABLEVISION OF BOCA RATON, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA CABLEVISION OF FONTANA LLC
By:	Clear Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC
By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF NEW YORK, INC.
ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC
By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC
By:	Mickelson Media, Inc., its sole member
ADELPHIA CABLEVISION OF SAN BERNADINO, LLC
By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF SEAL BEACH, LLC
By:	Manchester Cablevision, Inc., its sole member
ADELPHIA CABLEVISION OF SIMI VALLEY, LLC
By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC
By:	Century New Mexico Cable Television Corp., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC
By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member
ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC
By:	Huntington CATV, Inc., its sole member
ADELPHIA CALIFORNIA CABLEVISION, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC
By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner
ADELPHIA CLEVELAND, LLC
By:	Adelphia of the Midwest, Inc., its sole member
ADELPHIA COMMUNICATIONS CORPORATION
ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC
By:	Adelphia Cablevision Corp., its sole member
ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC
By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member
ADELPHIA COMMUNICATIONS INTERNATIONAL, INC.
ADELPHIA COMPANY OF WESTERN CONNECTICUT

ADELPHIA GENERAL HOLDINGS III, INC.
ADELPHIA GS CABLE, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member
ADELPHIA GP HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA HARBOR CENTER HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA HOLDINGS 2001, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner
ADELPHIA INTERNATIONAL II, LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
ADELPHIA INTERNATIONAL III LLC
By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member
ADELPHIA OF THE MIDWEST, INC.
ADELPHIA MOBILE PHONES, Inc.

ADELPHIA PINELLAS COUNTY, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
ADELPHIA PRESTIGE CABLEVISION, LLC
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
ADELPHIA TELECOMMUNICATIONS, INC.
ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC.
ADELPHIA WELLSVILLE, LLC
By:	ACC Operations, Inc., its sole member
ADELPHIA WESTERN NEW YORK HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
ARAHOVA COMMUNICATIONS, INC.
ARAHOVA HOLDINGS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
BADGER HOLDING CORPORATION
BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.
BRAZAS COMMUNICATIONS, INC.
BUENAVISION TELECOMMUNICATIONS, INC.
CABLE SENRY CORPORATION
CALIFORNIA AD SALES, LLC
By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
CCC-III, INC.
CCC-INDIANA, INC.
CCH INDIANA, L.P.
By:	CCC-Indiana, Inc., its general partner
CDA CABLE, INC.
CENTURY ADVERTISING, INC.
CENTURY ALABAMA CORP.
CENTURY ALABAMA HOLDING CORP.
CENTURY AUSTRALIA COMMUNICATIONS CORP.
CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC
By:	Century Cable Holding Corp., its sole member
CENTURY CABLE HOLDING CORP.
CENTURY CABLE MANAGEMENT CORPORATION
CENTURY CABLE OF SOUTHERN CALIFORNIA
CENTURY CABLEVISION HOLDINGS, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CENTURY CAROLINA CORP.
CENTURY COLORADO SPRINGS CORP.
CENTURY COLORADO SPRINGS PARTNERSHIP
By:	Paragon Cable Television Inc., a general partner
CENTURY COMMUNICATIONS CORP.
CENTURY CULLMAN CORP.
CENTURY ENTERPRISE CABLE CORP.
CENTURY EXCHANGE, LLC
By:	Century Cable Holding Corp., its sole member
CENTURY FEDERAL, INC.
CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY
CENTURY INDIANA CORP.
CENTURY ISLAND ASSOCIATES, INC.
CENTURY ISLAND CABLE TELEVISION CORP.
CENTURY INVESTMENT HOLDING CORP.
CENTURY INVESTORS, INC.
CENTURY KANSAS CABLE TELEVISION CORP.
CENTURY LYKENS CABLE CORP.
CENTURY MENDOCINO CABLE TELEVISION, INC.
CENTURY MISSISSIPPI CORP.
CENTURY MOUNTAIN CORP.
CENTURY NEW MEXICO CABLE TELEVISION CORP.
CENTURY NORWICH CORP.
CENTURY OHIO CABLE TELEVISION CORP.
CENTURY OREGON CABLE CORP.
CENTURY PACIFIC CABLE TV, INC.
CENTURY PROGRAMMING, INC.
CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.
CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.
CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI CALIFORNIA, L.P.
By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI HOLDINGS, LLC
By:	Century-TCI California Communications, L.P., its general partner
By	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY TRINIDAD CABLE TELEVISION CORP.
CENTURY VIRGINIA CORP.
CENTURY VOICE AND DATA COMMUNICATIONS, INC.
CENTURY WARRICK CABLE CORP.
CENTURY WASHINGTON CABLE TELEVISION, INC.
CENTURY WYOMING CABLE TELEVISION CORP.
CHELSEA COMMUNICATIONS, INC.

CHELSEA COMMUNICATIONS, LLC
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CHESTNUT STREET SERVICES, LLC
By:	ACC Operations, Inc., its sole member
CLEAR CABLEVISION, INC.
CMA CABLEVISION ASSOCIATES VII, L.P.
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP
By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CORAL SECURITY, INC.
COWLITZ CABLEVISION, INC.

CP-MDU I LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CP-MDU II LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
E.& E. CABLE SERVICE, INC.
EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
EASTERN VIRGINIA CABLEVISION, L.P.
By:	TMC Holdings Corporation, its general partner
EMPIRE SPORTS NETWORK, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FAE CABLE MANAGEMENT CORP.
FOP INDIANA, L.P.
By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC
By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION CABLE NEW ENGLAND, INC.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
FRONTIERVISION HOLDINGS L.L.C.
By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION HOLDINGS L.P.
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.
By:	FrontierVision Holdings, L.P., its sole member
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION OPERATING PARTNERS L.P.
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION PARTNERS L.P.
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FT. MYERS ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
FT. MYERS CABLEVISION, LLC
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.
By:	ACC Cable Communications FL-VA, LLC, its sole member
By:	ACC Cable Holdings VA, Inc., its sole member
GLOBAL ACQUISITION PARTNERS, L.P.
By:	Global Cablevision II, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
GLOBAL CABLEVISION II, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing partner
THE GOLF CLUB AT WENDING CREEK FARMS, LLC
By:	ACC Operations, Inc., its sole member
GRAFTON CABLE COMPANY
GS CABLE LLC
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC
By:	GS Cable, LLC, its sole member
By:	Adelphia GS Cable, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
HARRON CABLEVISION OF NEW HAMPSHIRE, INC.
HUNTINGTON CATV, INC.
IMPERIAL VALLEY CABLEVISION, INC.
KALAMAZOO COUNTY CABLEVISION, INC.
KEY BISCAYNE CABLEVISION
By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
KOOTENAI CABLE, INC.
LAKE CHAMPLAIN CABLE TELEVISION CORPORATION
LEADERSHIP ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.
MANCHESTER CABLEVISION, INC
MARTHA'S VINEYARD CABLEVISION, L.P.
By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member
MERCURY COMMUNICATIONS, INC.
MICKELSON MEDIA, INC.
MICKELSON MEDIA OF FLORIDA, INC.
MONUMENT COLORADO CABLEVISION, INC.
MOUNTAIN CABLE COMMUNICATIONS CORPORATION
MOUNTAIN CABLE COMPANY, L.P.
By:	Pericles Communications Corporation, its managing general partner
MONTGOMERY CABLEVISION, INC.
MT. LEBANON CABLEVISION, INC.
MULTI-CHANNEL T.V. CABLE COMPANY
NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

OLYMPUS CABLE HOLDINGS, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CAPITAL CORPORATION
OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS COMMUNICATIONS, L.P.
By:	ACC Operations, Inc., its managing general partner
OLYMPUS SUBSIDIARY, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OWENSBORO-BRUNSWICK, INC.
OWENSBORO INDIANA, L.P.
By:	Century Granite Cable Television Corp., its general partner
OWENSBORO ON THE AIR, INC.
PAGE TIME, INC.
PARAGON CABLE TELEVISION INC.
PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION
PARNASSOS COMMUNICATIONS, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PARNASSOS HOLDINGS, LLC
By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PARNASSOS, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
PERICLES COMMUNICATIONS CORPORATION
PULLMAN TV CABLE CO., INC.
RENTAVISION OF BRUNSWICK, INC.
RICHMOND CABLE TELEVISION CORPORATION
RIGPAL COMMUNICATIONS, INC.
ROBINSON/PLUM CABLEVISION
By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
SABRES, INC.

SCRANTON CABLEVISION, INC.
SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.
SOUTHEAST FLORIDA CABLE, INC.
SOUTHWEST COLORADO CABLE, INC.
SOUTHWEST VIRGINIA CABLE, INC.
S/T CABLE CORPORATION
STAR CABLE INC.
STARPOINT, LIMITED PARTNERSHIP
By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
SVHH CABLE ACQUISITION, L.P.
By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
SVHH HOLDINGS, LLC
By:	ACC Operations, Inc., its sole member
TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE
By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.
By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
TELESAT ACQUISITION, LLC
By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
TELESTAT ACQUISITION LIMITED PARTNERSHIP
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
THE MAINE INTERNETWORKS, INC.
THE WESTOVER T.V. CABLE CO., INCORPORATED

THREE RIVERS CABLE ASSOCIATES, L.P.
By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
And By:	Mt. Lebanon Cablevision, Inc., a general partner
TIMOTHEOS COMMUNICATIONS, L.P.
By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
TMC HOLDINGS CORPORATION
TMC HOLDINGS, LLC
TRI-STATES, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
UCA LLC
By:	ACC Operations, Inc., its sole member
U.S. TELE-MEDIA INVESTMENT COMPANY
UPPER ST. CLAIR CABLEVISION, INC.
VALLEY VIDEO, INC.
VAN BUREN COUNTY CABLEVISION, INC.

WARRICK CABLEVISION, INC.
WARRICK INDIANA, L.P.
By:	CCC-III, Inc., its general partner
WELLSVILLE CABLEVISION, L.L.C.
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member
WEST BOCA ACQUISITION LIMITED PARTNERSHIP
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
WESTERN NY CABLEVISION, L.P.
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc, its sole member
WESTVIEW SECURITY, INC.
WILDERNESS CABLE COMPANY
YOUNG'S CABLE TV CORP.
YUMA CABLEVISION, INC.
By:
/s/ Vanessa A. Wittman

	Name: Title:	Vanessa A. Wittman Executive Vice President and Chief Financial Officer

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AMENDMENT NO. 4 AND WAIVER TO THIRD AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
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